ANNUAL REPORT

DECEMBER 31, 2002


[FIRST HORIZON LOGO]

FIRST HORIZON FUNDS

-    Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.

FIRST HORIZON                                          GROWTH & INCOME PORTFOLIO

ANNUAL REPORT                                                  DECEMBER 31, 2002

PORTFOLIO MANAGEMENT TEAM

[PHOTO OF EDWARD GOLDSTEIN, MBA AND DAVID THOMPSON, MBA, CFA]

EDWARD GOLDSTEIN, MBA
26 YEARS OF INVESTMENT EXPERIENCE

DAVID THOMPSON, MBA, CFA
14 YEARS OF INVESTMENT EXPERIENCE

   HOW DID THE FUND PERFORM?

The First Horizon Growth & Income Portfolio fell 26.1% in 2002, underperforming the S&P 500 Index return of - 22.1%. The Portfolio gained 9.15% during the fourth quarter of 2002 as the market mounted a small rally with the S&P 500 gaining 8.44%.

   WHY DID THE FUND PERFORM THIS WAY?

The biggest hindrance to the Portfolio's performance was the healthcare sector, which alone accounted for approximately half of the Portfolio's relative underperformance. In the healthcare sector, products coming off patent and facing generic competition hurt the Portfolio's pharmaceutical stocks. Some of the replacement drugs needed to supplant this declining revenue either did not receive approval or had approvals delayed. Though healthcare is typically a sector that may perform well in tough market periods, this was not the case in 2002.

Information technology was also disappointing as earnings expectations never materialized due to the continuing low levels of business spending. The Portfolio was overweighted in information technology for the better part of the year, and we have been early in our assessment of when capital spending would improve. The best relative performing sectors of the Portfolio were telecommunications and consumer staples. The steady nature of consumer staple earnings led this group, with holdings such as Pepsico and Avon Products, to do well.

   WHAT IS YOUR OUTLOOK FOR 2003?

As we look ahead, we see a number of fundamental strengths that cause us to be optimistic. First, the economy is continuing to grow, in spite of the major uncertainties (possible war with Iraq, terrorist threats, and accounting fraud) that have beset the United States. Fourth quarter estimates for gross domestic product are approximately 1% and while this is clearly not stellar growth, it is growth nevertheless. Secondly, the Federal Reserve has lowered interest rates to levels that haven't been seen for 40 years. Though this has failed to produce rapid growth as of today, we believe that during the next year the benefits of lower funding costs will work their way through the economy. Thirdly, inflation is nowhere to be found.

We believe the combination of low interest rates, fiscal stimulus for the government, and lean corporate structures could result in a stock market that may produce positive returns in 2003. Going forward, we will continue to invest in companies that we believe possess strong financial characteristics and reasonable valuations. In 2003, we anticipate that many of these companies may be able to produce returns that are more in line with their earnings growth.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FIRST HORIZON GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX.

           S&P 500 INDEX    FIRST HORIZON GROWTH & INCOME PORTFOLIO
 8/20/01        $ 10,000                                   $ 10,000
                $  9,681                                   $  9,780
                $  8,900                                   $  9,230
                $  9,070                                   $  9,390
                $  9,765                                   $ 10,040
12/31/01        $  9,851                                   $ 10,068
                $  9,708                                   $  9,698
                $  9,520                                   $  9,317
                $  9,878                                   $  9,658
                $  9,280                                   $  9,047
                $  9,211                                   $  8,927
 6/30/02        $  8,555                                   $  8,186
                $  7,889                                   $  7,576
                $  7,940                                   $  7,726
                $  7,078                                   $  6,815
                $  7,700                                   $  7,386
                $  8,152                                   $  7,876
12/31/02        $  7,674                                   $  7,439

PERFORMANCE AS OF DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN (1)               1 YEAR       SINCE INCEPTION (8/20/01)
First Horizon Growth & Income Portfolio      (26.11)%              (19.49)%
S&P 500 Index                                (22.10)%              (17.61)%

The total return figures represent past performance and are not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

FIRST HORIZON                                     CAPITAL APPRECIATION PORTFOLIO

ANNUAL REPORT                                                  DECEMBER 31, 2002

PORTFOLIO MANAGEMENT TEAM

[PHOTO OF GERALD S. FREY]

GERALD S. FREY
22 Years of Investment Experience

[PHOTO OF MARSHALL T. BASSETT]

MARSHALL T. BASSETT
17 Years of Investment Experience

[PHOTO OF JOHN A. HEFFERN]

JOHN A. HEFFERN
16 Years of Investments Experience

   HOW DID THE FUND PERFORM?

The First Horizon Capital Appreciation Portfolio fell 18.6% in 2002, outperforming the Russell 2000 Growth Index return of -30.57%. The Portfolio gained 10.05% during the fourth quarter of 2002 as the market mounted a small rally with the Russell 2000 Growth Index gaining 6.16%.

   WHY DID THE FUND PERFORM THIS WAY?

The past year was a difficult one for stocks, as investors remained concerned over the quality of corporate financial statements, global instability and a tepid economic rebound. However, many stocks did make strong rallies during the last six-month period, with gains posted in mid-July and the mid-October through November timeframe.

In spite of the stock market's overall decline, some individual names within the Portfolio managed to finish the year on a high note. After performing poorly earlier in the year, Inspire PharMaceuticals, Inc. became one of the Portfolio's best performing stocks at year-end. The Inspire PharMaceuticals stock went up more than 140% during the fourth quarter after announcing positive developments regarding its product for a "dry-eye" condition. Coach, Inc. proved to be another strong performer as it continued to deliver strong sales and earnings growth throughout the year. Meanwhile, technology stocks were generally the worst performers during 2002 as many companies in the sector continued to reduce earning estimates based on concerns about the magnitude and timing of future corporate expenditures.

   WHAT IS YOUR OUTLOOK FOR 2003?

We remain cautious regarding our outlook for the coming year. Geopolitical concerns still weigh heavily upon the markets, and a strong rebound will most likely not occur until these issues are resolved. However, throughout the current bear market, we have maintained our focus on finding and holding companies that have dominant positions in their respective industries. Our belief remains that these companies can survive a macro-economic shortfall and may thrive when conditions ultimately improve. As such, we believe there may be an opportunity to benefit from owning companies whose growth prospects exceed the norm.

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FIRST HORIZON CAPITAL APPRECIATION PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX.

           RUSSELL 2000 GROWTH INDEX    FIRST HORIZON CAPITAL APPRECIATION PORTFOLIO
8/20/2001                    $10,000                                         $10,000
                              $9,792                                          $9,860
                              $8,212                                          $8,630
                              $9,002                                          $9,380
                              $9,753                                          $9,960
12/31/2001                   $10,361                                         $10,900
                              $9,992                                         $10,520
                              $9,346                                          $9,970
                             $10,158                                         $10,610
                              $9,938                                         $10,530
                              $9,357                                         $10,170
6/30/2002                     $8,563                                          $9,630
                              $7,240                                          $8,510
                              $7,232                                          $8,550
                              $6,704                                          $8,060
                              $7,039                                          $8,450
                              $7,732                                          $9,230
12/31/2002                    $7,194                                          $8,870

PERFORMANCE AS OF DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN (1)                   1 YEAR       SINCE INCEPTION (8/20/01)
First Horizon Capital Appreciation Portfolio      (18.62)%              (8.41)%
Russell 2000 Growth Index                         (30.57)%             (21.41)%

The total return figures represent past performance and are not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index with an average market capitalization of $18 billion.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

IMPORTANT LEGAL DISCLOSURE

(1) Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. The inception date of each Portfolio is August 20, 2001. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures represent past performance and are not indicative of future results. Total return figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

FIRST HORIZON                                       INDEPENDENT AUDITORS' REPORT

ANNUAL REPORT                                                  DECEMBER 31, 2002

[DELOITTE & TOUCHE LOGO]

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FINANCIAL INVESTORS VARIABLE INSURANCE TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Financial Investors Variable Insurance Trust (comprising the First Horizon Growth & Income and First Horizon Capital Appreciation Portfolios, collectively the "Trust") as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the period from August 20, 2001 (inception) to December 31, 2001 and for the year ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Financial Investors Variable Insurance Trust as of December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for the period from August 20, 2001 (inception) to December 31, 2001 and for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
January 24, 2003

[DELOITTE TOUCHE TOHMATSU LOGO]

FIRST HORIZON                                          GROWTH & INCOME PORTFOLIO

ANNUAL REPORT                                                  DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Showing Percentage of Total Value of Investments)

                                                                       VALUE
                                                        SHARES        (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.2%
CONSUMER DISCRETIONARY - 16.9%
MEDIA - 8.6%
Comcast Corp., Class A*                                    10,264   $    231,453
McGraw-Hill Co., Inc.                                       1,020         61,649
Omnicom Group, Inc.                                         2,472        159,691
                                                                    ------------

TOTAL MEDIA                                                              452,793
                                                                    ------------

RETAILING - 8.3%
Costco Wholesale Corp.*                                     7,563        212,369
Federated Department Stores, Inc.*                          1,900         54,644
Home Depot, Inc.                                            7,010        167,960
                                                                    ------------

TOTAL  RETAILING                                                         434,973
                                                                    ------------

TOTAL CONSUMER DISCRETIONARY                                             887,766
                                                                    ------------

CONSUMER STAPLES - 6.2%
FOOD, BEVERAGE & TOBACCO - 4.2%
Pepsico, Inc.                                               5,272        222,584
                                                                    ------------

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
Avon Products, Inc.                                         1,924        103,646
                                                                    ------------

TOTAL CONSUMER STAPLES                                                   326,230
                                                                    ------------

ENERGY - 0.9%
ENERGY - 0.9%
Exxon Mobile Corp.                                          1,400         48,916
                                                                    ------------

TOTAL ENERGY                                                              48,916
                                                                    ------------

FINANCIALS - 32.0%
BANKS - 5.4%
FleetBoston Financial Corp.                                 3,979         96,690
Wells Fargo & Co.                                           4,005        187,714
                                                                    ------------

TOTAL BANKS                                                              284,404
                                                                    ------------

DIVERSIFIED FINANCIALS - 12.7%
Capital One Financial Corp.                                 6,175        183,521
Federal Home Loan Mortgage Corp.                            4,358        257,340
J. P. Morgan Chase & Co.                                    9,300        223,200
                                                                    ------------

TOTAL DIVERSIFIED FINANCIALS                                             664,061
                                                                    ------------

INSURANCE - 13.9%
AFLAC, Inc.                                                 7,600   $    228,912
American International Group, Inc.                          3,810        220,409
XL Capital Ltd., Class A                                    3,637        280,958
                                                                    ------------

TOTAL INSURANCE                                                          730,279
                                                                    ------------

TOTAL FINANCIALS                                                       1,678,744
                                                                    ------------

HEALTHCARE - 14.5%
HEALTHCARE EQUIPMENT & SUPPLIES - 4.2%
Medtronic, Inc.                                             4,753        216,737
                                                                    ------------

PHARMACEUTICALS & BIOTECHNOLOGY - 10.3%
Pfizer, Inc.                                                2,000         61,140
Pharmacia Corp.                                             5,461        228,270
Schering-Plough Corp.                                       7,559        167,810
Wyeth                                                       2,235         83,589
                                                                    ------------

TOTAL PHARMACEUTICALS & BIOTECH                                          540,809
                                                                    ------------

TOTAL HEALTHCARE                                                         757,546
                                                                    ------------

INDUSTRIALS - 3.2%
CAPITAL GOODS - 3.1%
General Electric Co.                                        6,629        161,416
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES - 0.1%
Equifax, Inc.                                                 330          7,636
                                                                    ------------

TOTAL INDUSTRIALS                                                        169,052
                                                                    ------------

INFORMATION TECHNOLOGY - 13.7%
SOFTWARE - 4.8%
Microsoft Corp.*                                            4,861        251,362
                                                                    ------------

TECHNOLOGY HARDWARE & EQUIPMENT - 8.9%
Cisco Systems, Inc.*                                       20,866        273,136
Intel Corp.                                                 7,986        124,262
Texas Instruments Inc.                                      4,450         66,794
                                                                    ------------

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                    464,192
                                                                    ------------

TOTAL INFORMATION TECHNOLOGY                                             715,554
                                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                       VALUE
                                                        SHARES        (NOTE 1)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.8%
Telecommunication Services - 4.8%
Vodafone Group, plc ADR                                    13,765   $    249,422
                                                                    ------------

TOTAL TELECOMMUNICATION
      SERVICES                                                           249,422
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $5,526,328)                                                    4,833,230
                                                                    ------------

MONEY MARKET MUTUAL FUNDS - 7.8%
SSGA Prime Money Market Fund                              205,692        205,692
SSGA U.S. Treasury Money Market Fund                      205,657        205,657
                                                                    ------------

TOTAL MONEY MARKET MUTUAL FUNDS                                          411,349
  (Cost $411,349)                                                   ------------

TOTAL INVESTMENTS - 100.0%                                          $  5,244,579
  (Cost $5,937,677)                                                 ============

* NON-INCOME PRODUCING SECURITY

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON                                     CAPITAL APPRECIATION PORTFOLIO

ANNUAL REPORT                                                  DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS
December 31, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                  DISCOUNT    PRINCIPAL        VALUE
DATE                                                   RATE        AMOUNT        (NOTE 1)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.2%
01/07/03                                                1.3%    $    120,000   $    119,980
                                                                               ============

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
     (Cost $119,978)                                                                119,980
                                                                               ============

                                                                      SHARES
-------------------------------------------------------------------------------------------
COMMON STOCKS - 91.1%
BUSINESS SERVICES - 4.8%
Cumulus Media, Inc., Class A*                                          2,300         34,017
Fidelity National Information Solutions, Inc.*                           400          6,888
Getty Images, Inc.*                                                      700         21,385
Watson Wyatt & Company Holdings*                                         400          8,700
                                                                               ------------

TOTAL BUSINESS SERVICES                                                              70,990
                                                                               ------------

CAPITAL GOODS - 2.9%
Cal Dive International, Inc.*                                            700         16,478
Varian, Inc.*                                                            900         25,713
                                                                               ------------

TOTAL CAPITAL GOODS                                                                  42,191
                                                                               ------------

CONSUMER DURABLES - 2.2%
Gentex Corp.*                                                            900         28,467
WCI Communities, Inc.*                                                   400          4,080
                                                                               ------------

TOTAL CONSUMER DURABLES                                                              32,547
                                                                               ------------

CONSUMER NON-DURABLES - 11.8%
American Italian Pasta Co., Class A*                                     300         10,794
Coach, Inc.*                                                           1,100         36,212
Constellation Brands, Inc., Class A*                                     800         18,968
Cost Plus, Inc.*                                                       1,000         28,670
Dick's Sporting Goods, Inc.*                                             300          5,760
Hibbett Sporting Goods, Inc.*                                          1,000         23,920
Krispy Kreme Doughnuts, Inc.*                                            600         20,262
Urban Outfitters, Inc.*                                                1,200         28,176
                                                                               ------------

TOTAL CONSUMER NON-DURABLES                                                         172,762
                                                                               ------------

CONSUMER SERVICES - 12.7%
California Pizza Kitchen, Inc.*                                          700         17,640
Cheesecake Factory, Inc.*                                                900         32,490

                                                                     VALUE
                                                                     SHARES      (NOTE 1)
-------------------------------------------------------------------------------------------
Extended Stay America, Inc.*                                           1,300   $     19,175
First Cash Financial Services, Inc.*                                   1,100         11,231
Gray Television, Inc.                                                  1,500         14,625
Landry's Restaurants, Inc.                                             1,000         21,240
Lin TV Corp.*                                                          1,100         26,785
Mediacom Communications Corp.*                                         2,300         20,148
Sonic Corp.*                                                           1,100         22,517
                                                                               ------------

TOTAL CONSUMER SERVICES                                                             185,851
                                                                               ------------

ENERGY - 4.1%
Denbury Resources, Inc.                                                1,600         18,080
Pride International, Inc.*                                             2,800         41,720
                                                                               ------------

TOTAL ENERGY                                                                         59,800
                                                                               ------------

FINANCIALS - 11.3%
Allegiant Bancorp, Inc.                                                  300          5,400
BankAtlantic Bancorp, Inc.                                             1,000          9,450
Brookline Bancorp, Inc.                                                  700          8,330
Brown & Brown, Inc.                                                      400         12,928
Doral Financial Corp.                                                    350         10,003
Harleysville Group Inc.                                                  500         13,100
Hub International Ltd.                                                   200          2,566
LendingTree, Inc.*                                                       800         10,304
PMA Capital Corp.                                                        500          7,090
R&G Financial Corp., Class B                                             600         13,950
Redwood Trust, Inc.                                                    1,100         30,470
RLI Corp.                                                                600         16,740
Stewart Information Services Corp.*                                      700         14,973
Wintrust Financial Corp.                                                 300          9,363
                                                                               ------------

TOTAL FINANCIALS                                                                    164,667
                                                                               ------------

HEALTHCARE - 22.2%
CIMA Labs, Inc.*                                                       1,000         24,190
Conceptus, Inc.*                                                       2,300         27,554
Cross Country, Inc.*                                                     400          5,532
CV Therapuetics, Inc.*                                                   500          9,115
First Horizon Pharmaceutical Corp.*                                    1,400         10,444
Fischer Imaging Corp.*                                                 1,600          9,648
Inhale Therapuetic Systems, Inc.*                                      2,800         22,624
Inspire PharMacueticals, Inc.*                                         7,100         66,101
IntraBiotics Pharmaceuticals, Inc.*                                   10,200          2,754
Medicis Pharmaceutical Corp.*                                            600         29,802
Neurocrine Biosciences, Inc.*                                            900         41,031
Pain Therapeutics, Inc.*                                               2,100          4,809
Tanox Biosciences, Inc.*                                               2,300         20,792

SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  VALUE
                                                                     SHARES      (NOTE 1)
-------------------------------------------------------------------------------------------
HEALTHCARE (CON'T)
The Medicines Co.*                                                       900   $     14,310
Trimeris, Inc.*                                                          400         17,160
XOMA, Ltd.*                                                            4,400         18,524
                                                                               ------------

TOTAL HEALTHCARE                                                                    324,390
                                                                               ------------

TECHNOLOGY - 16.4%
Advanced Fibre Communications, Inc.*                                   1,600         26,672
Agile Software Corp.*                                                  4,500         34,830
CIENA Corp.*                                                           1,526          7,798
CoorsTek, Inc.*                                                          400         10,216
Cymer, Inc.*                                                             500         16,100
Integral Systems, Inc.*                                                1,600         32,080
Jack Henry & Associates, Inc.                                          1,800         21,636
O2Micro International, Ltd.*                                           3,300         31,713
Skyworks Solutions, Inc.*                                              1,800         15,498
Tekelec*                                                               1,700         17,680
Veridian Corp.*                                                          800         17,072
WebEx Communications, Inc.*                                              600          8,934
                                                                               ------------

TOTAL TECHNOLOGY                                                                    240,229
                                                                               ------------

TRANSPORTATION - 2.7%
Heartland Express, Inc.*                                                 903         20,661
Knight Transportation, Inc.*                                             900         18,864
                                                                               ------------

TOTAL TRANSPORTATION                                                                 39,525
                                                                               ------------

TOTAL COMMON STOCKS
     (Cost $1,350,198)                                                            1,332,952
                                                                               ------------
MONEY MARKET MUTUAL FUNDS - 0.7%
SSGA Prime Money Market Fund                                           5,005          5,005
SSGA U.S. Treasury Money Market Fund                                   5,002          5,002
                                                                               ------------

TOTAL MONEY MARKET MUTUAL FUNDS
     (Cost $10,007)                                                                  10,007
                                                                               ------------
TOTAL INVESTMENTS - 100.0%
     (Cost $1,480,183)                                                         $  1,462,939
                                                                               ============

* NON-INCOME PRODUCING SECURITY

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                          GROWTH & INCOME   CAPITAL APPRECIATION
                                                          --------------------------------------
ASSETS:
Investments, at value (Cost- see below)                   $     5,244,579        $     1,462,939
Dividends receivable                                                5,655                    997
Interest receivable                                                   452                     17
Receivable for portfolio shares sold                                3,968                      0
Receivable for securities sold                                          0                  4,581
Receivable from investment adviser                                 35,415                 25,138
Prepaid and other assets                                               11                     14
                                                          --------------------------------------
     Total assets                                               5,290,080              1,493,686
                                                          --------------------------------------

LIABILITIES:
Payable for investments purchased                                  23,642                  2,060
Payable for portfolio shares redeemed                                  11                      7
Accrued investment advisory fee                                         0                    732
Accrued administration fee                                            876                    249
Accrued 12b-1 fee                                                   1,028                    297
Acrrued Trustees fee                                                  264                    289
Other payables                                                     25,443                 10,262
                                                          --------------------------------------
     Total Liabilities                                             51,264                 13,896
                                                          --------------------------------------
NET ASSETS                                                $     5,238,816        $     1,479,790
                                                          ======================================

COST OF INVESTMENTS                                       $     5,937,677        $     1,480,183
                                                          ======================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                 6,282,317        $     1,638,728
Over-distributed net investment income                             (2,664)                     0
Accumulated net investment loss                                         0                 (2,464)
Accumulated net realized loss on investments                     (347,739)              (139,230)
Net unrealized depreciation in value of investments              (693,098)               (17,244)
                                                          --------------------------------------
NET ASSETS                                                $     5,238,816        $     1,479,790
                                                          ======================================

NET ASSET VALUE PER SHARE:
Net Assets                                                $     5,238,816        $     1,479,790
Shares of beneficial interest outstanding                         707,440                166,892
Net asset value and redemption price per share            $          7.41        $          8.87

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2002

                                                          GROWTH & INCOME   CAPITAL APPRECIATION
                                                          --------------------------------------
INVESTMENT INCOME:
Interest                                                  $         4,768        $         1,893
Dividends                                                          46,393                  3,361
                                                          --------------------------------------
     Total Income                                                  51,161                  5,254
                                                          --------------------------------------
EXPENSES:
Investment advisory fee (Note 4)                                   25,929                  9,631
Administration fee (Note 5)                                         7,408                  2,568
Co-Administration fee (Note 5)                                      1,852                    642
Audit & tax                                                        22,835                  7,733
Custody                                                            20,771                 20,707
12b-1 fee (Note 5)                                                  9,260                  3,211
Amortization of offering costs                                      2,316                  2,142
Trustees fee                                                        5,953                  2,314
Legal                                                               7,463                  2,424
Registration fee                                                      963                    334
Printing fee                                                        2,491                    835
Insurance                                                             136                     25
Other                                                               6,611                  2,385
                                                          --------------------------------------
     Total Expenses Before Waiver                                 113,988                 54,951
Expenses waived (Note 6)                                          (23,563)                (4,259)
Expenses reimbursed by investment adviser (Note 6)                (49,681)               (34,000)
                                                          --------------------------------------
     Net Expenses                                                  40,744                 16,692
                                                          --------------------------------------

NET INVESTMENT INCOME (LOSS)                                       10,417                (11,438)
                                                          --------------------------------------

Net realized loss on investments                                 (347,730)              (125,765)
Change in net unrealized appreciation/depreciation               (723,900)              (127,428)
                                                          --------------------------------------
NET LOSS ON INVESTMENTS                                        (1,071,630)              (253,193)
                                                          --------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                $    (1,061,213)       $      (264,631)
                                                          ======================================

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                              GROWTH & INCOME                           CAPITAL APPRECIATION
                                 --------------------------------------------------------------------------------------
                                     FOR THE YEAR          FOR THE PERIOD        FOR THE YEAR          FOR THE PERIOD
                                  ENDED DECEMBER 31,    ENDED DECEMBER 31,    ENDED DECEMBER 31,    ENDED DECEMBER 31,
                                         2002                  2001*                 2002                  2001*
                                 --------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)        $        10,417       $           887       $       (11,438)      $        (1,761)
Net realized gain (loss) on
  investments                              (347,730)                2,679              (125,765)              (13,465)
Change in net unrealized
  appreciation/depreciation                (723,900)               30,802              (127,428)              110,184
                                 ------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations                 (1,061,213)               34,368              (264,631)               94,958
                                 ------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income                  (13,235)               (1,497)                    0                     0
From net realized gain                       (2,688)                    0                     0                     0
                                 ------------------------------------------------------------------------------------
  Net decrease in net assets
    from distributions                      (15,923)               (1,497)                    0                     0
                                 ------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
Proceeds from sales of shares             4,686,544             2,077,606               808,814             1,036,582
Reinvested dividends                         15,922                 1,497                     0                     0
Cost of shares redeemed                    (493,338)               (5,150)             (195,896)                  (37)
                                 ------------------------------------------------------------------------------------
Net increase in net assets from
  share transactions                      4,209,128             2,073,953               612,918             1,036,545
                                 ------------------------------------------------------------------------------------

Net Increase in Net Assets                3,131,992             2,106,824               348,287             1,131,503
                                 ------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                       2,106,824                     0             1,131,503                     0
                                 ------------------------------------------------------------------------------------
End of period                       $     5,238,816(1)    $     2,106,824(1)    $     1,479,790(2)    $     1,131,503(2)
                                 ====================================================================================

(1)  Includes over-distributed net
       investment income of:        $        (2,664)      $          (610)                    -                     -

(2)  Includes accumulated net
       investment loss of:                        -                     -       $        (2,464)      $        (1,761)

* For the period August 20, 2001 (inception) to December 31, 2001

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

FINANCIAL HIGHLIGHTS

                                                    GROWTH & INCOME                          CAPITAL APPRECIATION
                                         ----------------------------------------------------------------------------------
                                            FOR THE YEAR        FOR THE PERIOD        FOR THE YEAR         FOR THE PERIOD
                                         ENDED DECEMBER 31,   ENDED DECEMBER 31,   ENDED DECEMBER 31,    ENDED DECEMBER 31,
                                                2002                 2001*                2002                  2001*
                                         ----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value - beginning of period        $    10.06           $    10.00           $    10.90            $    10.00
                                         ------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       0.02                 0.00(3)             (0.06)                (0.02)
Net realized and unrealized gain
   (loss) on investments                          (2.65)                0.07                (1.97)                 0.92
                                         ------------------------------------------------------------------------------
Total from investment operations                  (2.63)                0.07                (2.03)                 0.90
                                         ------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income                        (0.02)               (0.01)                0.00                  0.00
From net realized gain                             0.00(3)              0.00                 0.00                  0.00
                                         ------------------------------------------------------------------------------
Total distributions                               (0.02)                0.00                 0.00                  0.00
                                         ------------------------------------------------------------------------------
Net asset value - end of period              $     7.41           $    10.06           $     8.87            $    10.90
                                         ==============================================================================

TOTAL RETURN                                     (26.11)%               0.68%(2)           (18.62)%                9.00%(2)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)              $    5,239           $    2,107           $    1,480            $    1,132
Ratio of expenses to average net assets            1.10%                1.10%(1)             1.30%                 1.30%(1)
Ratio of net investment income (loss)
   to average net assets                           0.28%                0.17%(1)            (0.89)%               (0.49%)(1)
Ratio of expenses to average net assets
   without fee waivers                             3.07%                1.99%(1)             4.27%                 2.24%(1)
Ratio of net investment loss to average
   net assets
   without fee waivers                            (1.69)%              (0.72%)(1)           (3.87)%               (1.43%)(1)
Portfolio turnover rate                              43%                   9%                 120%                   59%

(1)  Annualized

(2)  Total Returns for period less than one year are not annualized.

(3)  Less than $.005 per share.

*For the period August 20, 2001 (inception) to December 31, 2001

SEE NOTES TO FINANCIAL STATEMENTS

FIRST HORIZON

ANNUAL REPORT                                                  DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Financial Investors Variable Insurance Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 2000. The financial statements herein relate to the Trust's First Horizon Funds that include the Growth & Income and Capital Appreciation Portfolios (the Portfolios). The Portfolios are sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION: Securities of the Portfolios are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities maturing within 60 days are valued either at amortized cost or at original cost plus accrued interest, both of which approximate market value.

INCOME TAXES: It is the Portfolios' policy to comply with the provisions of the Internal Revenue Service applicable to regulated investment companies and they intend to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2002, the Growth & Income Portfolio had available for federal income tax purposes an unused capital loss carryover of $333,887 expiring December 31, 2010. The Portfolio intends to elect to defer to its fiscal year ending December 31, 2003, $6,988 of losses recognized during the period from November 1, 2002 to December 31, 2002.

At December 31, 2002, the Capital Appreciation Portfolio had available for federal income tax purposes unused capital loss carryovers of $108,254 and $81,324 expiring December 31, 2009 and 2010, respectively. The Portfolio intends to elect to defer to its fiscal year ending December 31, 2003, $31,295 of losses recognized during the period from November 1, 2002 to December 31, 2002.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions for the Portfolios are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Accordingly, for the fiscal year ended December 31, 2002, the effects of certain differences were reclassified. The Growth & Income Portfolio decreased paid in capital and decreased overdistributed net investment income by $764. The Capital Appreciation Portfolio decreased paid in capital and decreased accumulated net investment loss by $10,735. Net assets of the portfolios were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Portfolio.

The tax character of the distributions paid by the Growth & Income Portfolio during the year ended December 31, 2002 and the period ended December 31, 2001 was as follows:

                                                    2002              2001
                                                  ---------------------------
DISTRIBUTIONS PAID FROM:
Ordinary income                                   $  13,235          $  1,497
Short-term capital gain                               2,688                 0
                                                  ---------------------------
  Total                                           $  15,923          $  1,497
                                                  ===========================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                   GROWTH & INCOME      CAPITAL APPRECIATION
                                                   -----------------------------------------
Overdistributed ordinary income                     $      (2,664)                     -
Accumulated net investment loss                                 -            $    (2,464)
Accumulated net realized loss                            (347,739)              (139,230)
Net unrealized depreciation                              (699,946)               (30,383)
                                                    ------------------------------------
  Total                                             $  (1,050,349)           $  (172,077)
                                                    ====================================

OTHER: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

On December 31, 2002, there was an unlimited number of no par value shares of beneficial interest authorized for each Portfolio. Transactions in shares of beneficial interest were as follows:

                                                          GROWTH & INCOME                       CAPITAL APPRECIATION
                                             ---------------------------------------------------------------------------------
                                                FOR THE YEAR         FOR THE PERIOD       FOR THE YEAR         FOR THE PERIOD
                                             ENDED DECEMBER 31,    ENDED DECEMBER 31,   ENDED DECEMBER 31,   ENDED DECEMBER 31,
                                                    2002                  2001                 2002                2001
                                             ---------------------------------------------------------------------------------
Shares sold                                         560,990              209,892               85,631               103,796
Shares issued as reinvestment of dividends            2,126                  152                    -                     -
Shares redeemed                                     (65,203)                (517)             (22,531)                   (4)
                                             ------------------------------------------------------------------------------
Net increase in shares                              497,913              209,527               63,100               103,792
                                             ==============================================================================

3.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 2002, aggregated $5,414,267, and $1,489,196, respectively, for the Growth & Income Portfolio and $1,964,763, and $1,427,232, respectively, for the Capital Appreciation Portfolio.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

                                                             GROWTH & INCOME      CAPITAL APPRECIATION
                                                             -----------------------------------------
AS OF DECEMBER 31, 2002
Gross appreciation (excess of value over tax cost)            $    128,185            $    153,943
Gross depreciation (excess of tax cost over value)                (828,131)               (184,326)
                                                              ------------------------------------
Net unrealized depreciation                                   $   (699,946)           $    (30,383)
                                                              ====================================
Cost of investments for income tax purposes                   $  5,944,525            $  1,493,322
                                                              ====================================

4.  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio pays First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .70% of its average net assets. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to the Growth & Income Portfolio.

Highland Capital Management Corp. ("Highland") serves as the sub-adviser of the Growth & Income Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .50% of Growth & Income Portfolio's average net assets.

First Tennessee and Delaware Management Company ("DMC") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Capital Appreciation Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .60% of its average net assets.

5.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS is entitled to receive administration fees from each Portfolio, computed daily and payable monthly, at the annual rate of .20% of average net assets. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency services.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of each Portfolio. Each Plan provides for payments to ADI at the annual rate of 0.25% of average net assets.

6.  WAIVER OF EXPENSES

For the year ended December 31, 2002, First Tennessee agreed to reimburse fund expenses and/or waive a portion of its fees to the extent necessary for the Growth & Income Portfolio to maintain a total expense ratio of not more than 1.10%. First Tennessee and DMC have agreed to reimburse fund expenses and/or waive a portion of their fees to the extent necessary for the Capital Appreciation Portfolio to maintain a total expense ratio of not more than 1.30%. Pursuant to these waivers, for the year ended December 31, 2002, First Tennessee and DMC waived management fees of $1,926 and $2,333, respectively, for the Capital Appreciation Portfolio.

7.  TRUSTEES (Unaudited)

The Trust's Board of Trustees oversees the overall management of each Portfolio of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

INTERESTED TRUSTEE

                                                  TERM OF OFFICE, LENGTH
                                                  OF TIME SERVED AND            PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD     NUMBER OF PORTFOLIOS          YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS           OVERSEEN                      TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander          Trustee and          W. Robert Alexander           Mr. Alexander is the Chief Executive Officer of
(75)                         Chairman             has been a trustee since      ALPS Mutual Funds Services, Inc., and ALPS
                                                  December 5, 2000 and          Distributors, Inc., which provide administration
1625 Broadway                                     oversees 2 portfolios in      and distribution services, respectively, for
Suite 2200                                        fund complex.                 proprietary mutual fund complexes. Mr. Alexander
Denver, CO 80202                                                                was Vice Chairman of First Interstate Bank of
                                                                                Denver, responsible for Trust, Private Banking,
                                                                                Retail Banking, Cash Management Services and
                                                                                Marketing. Mr. Alexander is currently a member of
                                                                                the Board of Trustees of the Hunter and Hughes
                                                                                Trusts. Because of his affiliation with ALPS
                                                                                Mutual Funds Services and ALPS Distributors, Mr.
                                                                                Alexander is considered an "interested" Trustee of
                                                                                the Trust.

INDEPENDENT TRUSTEES

                                                  TERM OF OFFICE, LENGTH
                                                  OF TIME SERVED AND            PRINCIPAL OCCUPATION DURING THE PAST 5
                             POSITION(S) HELD     NUMBER OF PORTFOLIOS          YEARS* AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE          WITH FUNDS           OVERSEEN                      TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Anstine (62)         Trustee              Mary K. Anstine has been      Ms. Anstine is the President/Chief Executive
                                                  a trustee since December 5,   Officer of HealthONE Alliance in Denver, Colorado
1625 Broadway                                     2000 and oversees             and Former Executive Vice President of First
Suite 2200                                        2 portfolios in fund          Interstate Bank of Denver. Ms. Anstine is
Denver, CO 80202                                  complex.                      currently a Director of the Trust of Colorado,
                                                                                Trustee of the Denver Area Council of the Boy
                                                                                Scouts of America, a Director of the Junior
                                                                                Achievement Board and the Colorado Uplift Board,
                                                                                and a member of the Advisory Boards for the Girl
                                                                                Scouts Mile Hi Council and the Hospice of Metro
                                                                                Denver. Formerly, Ms. Anstine served as a Director
                                                                                of ALPS Distributors, Inc., from October 1995 to
                                                                                December 1996; Director of HealthONE; a member of
                                                                                the American Bankers Association Trust Executive
                                                                                Committee; and Director of the Center for Dispute
                                                                                Resolution.

John R. Moran, Jr. (72)      Trustee              John R. Moran has been        Mr. Moran is President of The Colorado Trust, a
                                                  a trustee since December 5,   private foundation serving the health and hospital
1625 Broadway                                     2000 and oversees             community in the State of Colorado. An attorney,
Suite 2200                                        portfolios in fund            Mr. Moran was formerly a partner with the firm of
Denver, CO 80202                                  complex.                      Kutak Rock & Campbell in Denver, Colorado and a
                                                                                member of the Colorado House of Representatives.
                                                                                Currently, Mr. Moran is a member of the Board of
                                                                                Directors and Treasurer of Grantmakers in Health;
                                                                                a Director of the Conference of Southwest
                                                                                Foundations; a member of the Treasurer's Office
                                                                                Investment Advisory Committee for the University
                                                                                of Colorado; a Trustee of the Robert J. Kutak
                                                                                Foundation; Director of the Colorado Wildlife
                                                                                Heritage Foundation; and a member of the Alumni
                                                                                Council of the University of Denver College of
                                                                                Law.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

8.  INCOME TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2002, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the corporate dividend-received deduction.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER - GROWTH & INCOME PORTFOLIO
First Tennessee Bank National Association
Memphis, Tennessee

SUB-ADVISER - GROWTH & INCOME PORTFOLIO
Highland Capital Management Corporation
Memphis, Tennessee

CO-INVESTMENT ADVISERS - CAPITAL APPRECIATION PORTFOLIO
First Tennessee Bank National Association
Memphis, Tennessee

Delaware Management Company
Philadelphia, Pennsylvania

ADMINISTRATOR, TRANSFER AGENT & FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
Denver, Colorado

DISTRIBUTOR
ALPS Distributors, Inc.
Denver, Colorado

CO-ADMINISTRATOR
First Tennessee Bank National Association
Memphis, Tennessee

LEGAL COUNSEL
Davis, Graham & Stubbs LLP
Denver, Colorado

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Denver, Colorado

CUSTODIAN
State Street Bank & Trust
Boston, Massachusetts


THESE PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FIRST HORIZON FUNDS         1625 BROADWAY, SUITE 2200,           (877) 846-0741
                              DENVER, COLORADO 80202